PROSPECTUS
September 2, 2008
(As Supplemented September 23, 2008)

CAN SLIM® Select Growth Fund
Advised by NorthCoast Asset Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

WWW.NORTHCOASTAM.COM
(800) 558-9105

TABLE OF CONTENTS

AN OVERVIEW OF THE FUND	2
PERFORMANCE	3
FEES AND EXPENSES	3
PRINCIPAL INVESTMENT STRATEGIES	4
PRINCIPAL RISKS TO CONSIDER	6
PORTFOLIO HOLDINGS INFORMATION	8
MANAGEMENT OF THE FUND	8
SHAREHOLDER INFORMATION	10
HOW TO BUY SHARES	10
HOW TO SELL SHARES	14
ACCOUNT AND TRANSACTION POLICIES	17
RULE 12B-1 (DISTRIBUTION) PLAN	19
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	19
DIVIDENDS, CAPITAL GAINS AND TAXES	19
TAX CONSEQUENCES	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	Inside Back Cover

NorthCoast Asset Management, LLC (“NorthCoast” or the “Adviser”), is the investment adviser for the CAN SLIM® Select Growth Fund (the “Fund”) and is located at 35 Mason Street, Greenwich, Connecticut 06830.  The Fund is a series of Professionally Managed Portfolios (the “Trust”).  The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.  This Prospectus contains important information about investment objectives, strategies, and risks of the Fund that you should know before you invest in it.  Please read it carefully and keep it on file for future reference.

CAN SLIM is a registered trademark owned by Data Analysis, Inc, an affiliate of Investor’s Business Daily, and is licensed for use herein.

CAN SLIM® Select Growth Fund

AN OVERVIEW OF THE FUND

What is the Fund’s Investment Objective?
The Fund seeks long-term capital appreciation.

What are the Fund’s Principal Investment Strategies?

Under normal market conditions, the Fund invests at least 80% of its net assets in cash and securities listed on, or indicated by, the CAN SLIM® Select List subject to certain parameters described below.  The Fund may also invest up to 25% of its net assets in foreign securities, which may include emerging market securities.

In pursuit of its investment strategy, the Fund attempts to imitate the CAN SLIM® Select List of stocks published weekly on the Investor’s Business Daily website.  However, the CAN SLIM® Select List is not an index and the Fund is not an index fund; it does not seek to fully replicate the CAN SLIM® Select List.  The CAN SLIM® Select List tracks market-leading stocks that, in general, show strong earnings growth, positive institutional sponsorship and excellent industry strength, as well as solid sales growth, profit margins and return on equity.  Stocks that meet these criteria may be drawn from large-, medium- or small-capitalization categories that also must meet minimum price and volume criteria.

Generally, the Fund will hold approximately 50 to 100 issues at any given time.  The Fund’s initial position size for any individual stock will be approximately 1% of the Fund’s current asset size at time of purchase.  Similar to the CAN SLIM® Select List, the Fund utilizes an aggressive growth strategy to invest in a combination of growth equity securities and cash equivalents.  The Fund primarily invests in the common stocks of companies of any size market capitalization, ranging from larger, well-established companies to lesser-established, small- and micro-capitalization companies.  See the “Principal Investment Strategies” section below for additional information.

What are the Principal Risks of Investing in the Fund?
There is a risk that you could lose money on your investment in the Fund.  The following are some of the principal risks that can affect the value of your investment:

•	The Fund is likely to experience a high level of portfolio turnover which will increase expenses;
•	The stock market declines or stocks in a Fund’s portfolio may not increase their earnings at the rate anticipated;
•	Growth stocks fall out of favor with investors;
•	Securities of smaller and medium size companies involve greater risk than investing in larger, more established companies; and
•
Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, foreign tax and withholding risk, and less-strict regulation of securities markets.

The Fund may not be appropriate for investors who:

•	Need regular income or stability of principal; or
•	Are pursuing a short-term goal or investing emergency reserves.

CAN SLIM® Select Growth Fund

PERFORMANCE
Prior to May 19, 2008, the Fund was managed by a different investment adviser.  Accordingly, the Fund’s performance prior to that date is not applicable.  Performance information will be shown once the Fund has been managed by the current investment adviser for one full calendar year.

FEES AND EXPENSES
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  The fees and expenses are described in the table below and are further explained in the example that follows.

Shareholder Fees(1) (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Redemption Fee(2)	2.00%
Annual Fund Operating Expenses(3) (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses(4)	0.76%
Acquired Fund Fees and Expenses(5)	0.02%
Total Annual Fund Operating Expenses	2.03%
Less: Expense Reimbursement or Reduction	-0.31%
Net Annual Fund Operating Expenses(6)	1.72%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.

(2)
The Fund charges shareholders a redemption fee of 2.00% on shares held for less than 30 days.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)	Other Expenses and Acquired Fund Fees and Expenses shown reflect those incurred by the Fund’s previous investment adviser prior to May 19, 2008.

(4)	Other Expenses includes interest, custodian, transfer agency and other customary Fund expenses.

(5)
The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Please note that Net Annual Fund Operating Expenses in the table above does not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Net Annual Operating Expenses for the Fund would have been 1.70% for the Fund after the fee waiver.

(6)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.70% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the two year period ending September 2010 shown in the Example below and may continue for an indefinite period thereafter as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made on behalf of the Fund in the prior three fiscal years.  Any such reimbursement is subject to the Trust’s Board of Trustee’s (the “Board”) review and approval. A reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the Expense Cap.

CAN SLIM® Select Growth Fund

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Please note the Example reflects the Expense Cap for two years only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$575	$1,034	$2,307

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in cash and securities listed on, or indicated by, the CAN SLIM® Select List subject to certain parameters described below.  The Fund will not change its investment policy of investing at least 80% of its net assets in cash and securities listed on, or indicated by, the CAN SLIM® Select List except if the Fund is changing its name and upon providing 60 days written notice to shareholders of these changes.  The Fund may also invest up to 25% of its net assets in foreign securities, which may include emerging market securities.  Additionally, the CAN SLIM® Select List includes cash as a component.  The Adviser may replicate this cash component by holding up to 50% of its portfolio in cash.

The Fund’s investment strategy recognizes market direction and will include up to 100 stocks in rising markets (when it is typically 100% invested), while positions may be pared to a total of 50 stocks or less when markets are declining (when it is typically 50% invested).  Position size for any initial holding will be approximately 1% of the Fund’s current equity at time of purchase.  Thus, when fully invested, the Fund will hold approximately 100 positions.  The Adviser reviews the CAN SLIM® Select List (which is produced and managed daily by the Adviser but published weekly by Investor’s Business Daily (“IBD”)) on a daily basis.  The Adviser may sell an individual holding either because its value has diminished to the extent it is no longer a viable security in the Fund’s portfolio or because the Adviser wishes to reduce its exposure to a particular market in general.  However, a company that was an eligible CAN SLIM® Select Universe investment at the time of acquisition is not required to be sold even if it is not longer on the CAN SLIM® Select List if, in the Adviser’s judgment, it would not be in the Fund’s best interest to sell the position.

Securities of foreign issuers appear on the CAN SLIM® Select List.  Accordingly, the Fund may also invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States, as well as in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and foreign securities traded on the U.S. securities market.  Depositary receipts evidence ownership of foreign securities and are traded on domestic and foreign exchanges.  Please note that a portion of the Fund’s investments in foreign issuers may be located in emerging market countries, which are countries in the initial stages of their industrialization cycles with low per capita income.

The Fund’s performance can be expected to differ from the performance of an equally-weighted basket of securities from the CAN SLIM® Select List because (1) although it has no intention of doing so, the Fund is permitted to invest up to 20% of its net assets in securities that are not on the CAN SLIM® Select List, (2) the Adviser may reduce exposure to certain stocks that have advanced sharply in price, (3) the Fund is subject to fees and expenses which the CAN SLIM® Select List is not subject to, and (4) the timing of subscriptions into the Fund and the need to maintain liquidity to meet redemption requests will impact the Fund’s ability to match the CAN SLIM® Select List.

CAN SLIM® Select Growth Fund

The “CAN SLIM® Select” in the Fund’s name refers to the CAN SLIM® Select List published by Investor’s Business Daily (IBD®) on its website, www.investors.com.  The “CAN SLIM® Select” mark has been licensed to the Adviser by IBD® for use in connection with the Fund under certain circumstances.  NorthCoast is responsible for maintaining the CAN SLIM® Select List and supplying it to IBD.  Accordingly, the Adviser’s license arrangement also allows IBD® to publish the CAN SLIM® Select List on a weekly basis.  The Adviser, in turn, has sublicensed to the Fund its rights to use the mark pursuant to a Sublicense Agreement.  The Fund is not sponsored, endorsed or sold by IBD®.  IBD® makes no representation regarding the advisability of investing in the Fund.

CAN SLIM® Select List.
The CAN SLIM® Select List represents those companies that, according to the CAN SLIM® Select List, possess the seven most common characteristics that all great performing stocks have before they make their biggest gains.  CAN SLIM® represents these characteristics, as follows:

C	Current earnings per share should be up and in many cases accelerating in recent quarters. Quarterly sales should also be up or accelerating over prior quarters.
A	Annual earnings should be up in each of the last three years.
N	A company should have a new product or service that is fueling earnings growth. The stock should be emerging from a proper chart pattern and about to make a new high in price.
S	Supply and demand. Shares outstanding can be large or small, but trading volume should be big as the stock price increases.
L	Leader or laggard? Buy the leading stock in a leading industry.
I	Institutional sponsorship should be increasing. Invest in stocks showing increasing ownership by mutual funds in recent quarters.
M
The market indexes should be in a confirmed up trend since three out of four stocks follow the market’s overall trend.  Declining market indices under certain conditions may warrant increasing cash position, or investments in cash.

Temporary and Defensive Cash Investments.
In addition to the stocks in the CAN SLIM® Select List, the Fund will also invest in cash, cash equivalents and short-term debt securities and/or money market instruments.  Consistent with the “M” in CAN SLIM®, in a downward trending market, fewer stocks will meet the CAN SLIM® criteria and therefore the CAN SLIM® Select List may shrink to fewer than 100 stocks.  In downward trending markets, the CAN SLIM® Select List generally indicates a reduction in investments and an increase in the cash position.  In response to prevailing market conditions, the Adviser may determine an investment in cash meets the investment strategy.

For periods of time, the Fund may hold a substantial cash position of up to 70% of its portfolio.  In fact, the Fund will seek such substantial short-term cash positions when the purchase of additional equity securities would not further the investment objective of the Fund during certain periods of time.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested.

CAN SLIM® Select Growth Fund

To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.  Also, the yield paid by a money market fund in which the Fund invests will vary with short-term interest rates.  During periods of rising interest rates, such money market fund’s yield will tend to be lower than prevailing interest rates.

Portfolio Turnover.
The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments.  The Adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies regardless of the effect on the Fund’s portfolio turnover rate.

Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

The Fund expects its portfolio turnover rate to vary from year to year and may at times be higher than 300%.  Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Changes in Objective and Strategies.
The investment objective, strategies and policies described above may be changed without approval of Fund shareholders upon a 30-day written notice to shareholders of the Fund.  However, the Fund will not change its investment policy of investing at least 80% of its net assets in cash and securities listed on or indicated by the CAN SLIM® Select List except if the Fund is changing its name and upon providing a 60-day written notice of these changes.

PRINCIPAL RISKS TO CONSIDER.
All investments, including those in mutual funds, have risks, and there is the risk that you could lose money on your investment.  The principal risks of investing in the Fund are summarized below:

General Market Risk.
Over the long-term, the return on an investment will fluctuate in response to stock market movements.  In the short-term, stock prices may fluctuate widely in response to company, economic, or market news.  Return on an investment can also be affected by, among other things, changes in market conditions, fluctuations in interest rates, and changes in market cycles.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk.
Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure at implementing investment strategies for the Fund.  The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  In addition, because the Adviser selects stocks from a proprietary list of securities licensed by the Adviser, there is a chance that such license may terminate causing the Fund to shift investment strategies unexpectedly.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

CAN SLIM® Select Growth Fund

Large-Cap Company Risks.
Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risks.
Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and these risks are passed on to the Fund.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies; therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  As a result, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell such stock at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Micro-Cap and Small-Cap Company Risks.
Generally, micro-cap, small-cap and less seasoned companies have more potential for rapid growth than large, or even mid-cap companies.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Micro and small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

High Portfolio Turnover.
The Fund’s strategy is expected to result in significant portfolio turnover.  High portfolio turnover (typically, 100% or greater) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Fund’s shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.  During the Fund’s last calendar year, the Fund experienced portfolio turnover greater than 200%.

Foreign Securities Risk.
Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and, as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.  Distributions on foreign securities may be subject to foreign taxes and withholding.  It is not anticipated that the Fund will be eligible to pass through to its shareholders any credit or deduction with respect to foreign taxes paid by the Fund.

CAN SLIM® Select Growth Fund

The Fund may also invest in the securities of emerging markets, which are markets of countries in the initial stages of industrialization that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

PORTFOLIO HOLDINGS INFORMATION
The Fund’s portfolio holdings are disclosed quarterly within 60 days of the end of each period covered in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q.  In addition, the Fund typically discloses its complete calendar quarter-end portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.northcoastam.com within 10 business days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until next updated with required regulatory filings with the Securities and Exchange Commission (“SEC”).  Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website.  A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser
In May 2008, the Fund entered into an interim investment advisory agreement with NorthCoast Asset Management, LLC, 35 Mason Street, Greenwich, Connecticut 06830, who serves as the investment adviser to the Fund.  Shareholders approved NorthCoast as the Fund’s new investment adviser in September 2008, at which time they approved the final investment advisory agreement with NorthCoast (the “Advisory Agreement”).  As of June 30, 2008, the Adviser’s assets under management were $261 million.  As the investment adviser, NorthCoast provides advice on buying and selling securities, furnishes the Fund with office space, and provides certain administrative services and personnel needs.  From April 1, 2008 until May 19, 2008, the Fund compensated its previous investment advisor at an annual rate of 1.00%.  Under the Advisory Agreement, the Fund compensates the Adviser at an annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement with the Adviser will be available in the Fund’s Semi-Annual report for the period ending September 30, 2008.

CAN SLIM® Select Growth Fund

The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 1.70% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The Adviser is obligated to maintain the Expense Cap for an initial two-year period.

Portfolio Manager
The Fund is managed by an investment team.  There is no lead portfolio manager and each person is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has been since May 2008.  Investment decisions are made using quantitative analysis and are determined by a team consensus.  The following persons are members of the investment team:

J. Richard Semels, CEO.  Mr. Semels co-founded NorthCoast in 1988.  Prior to that, Mr. Semels worked for Salomon Smith Barney Inc. since 1974 where he held the title Senior Vice President-Investments.  He has been involved in researching, developing and implementing trading and risk management systems for use in the futures and securities markets since 1975.  Mr. Semels graduated from the University of Connecticut in 1964 with a B.A. degree in English.

Daniel J. Kraninger, President.  Mr. Kraninger joined NorthCoast in 2004 as President.  Prior to that, Mr. Kraninger was Senior Vice President of GE Private Asset Management (“GEPAM”), a $2.5 billion money management subsidiary of GE Capital.  His responsibility at GEPAM was directing their Private Client Group - a team that advised and managed money for over 1,500 high-net worth clients.  Prior to GE, he served as President of O’Shaughnessy Capital Management (“OCM”), a $1 billion Greenwich investment adviser and mutual fund manager that he helped establish in 1996 with founder, Jim O’Shaughnessy.  Before OCM, Mr. Kraninger worked at Merrill Lynch as a member of the 1994 JET Program.  He graduated from Villanova University in Philadelphia with a BA in Economics.

Brentin C. Elam, Vice President and Director.  Mr. Elam joined NorthCoast in 1999 and he has traded futures professionally since 1970, using and writing computer programs for trading portfolios.  He was a founding director of the National Association of Futures Trading Advisors and has served on the National Futures Association’s CTA/CPO Advisory Committee and the NFA’s Business Conduct Committee, Eastern Region.  Mr. Elam graduated from the University of Cincinnati in 1969 with a B.S. degree in Science.

Harry H. Suber, Ph.D, Director of Research.  Dr. Suber is a co-founder of NorthCoast and has been the Director of Research since May 1988.  He has primary responsibility for computer-assisted research and programming for NorthCoast’s portfolio management models and systems.  Dr. Suber was an Associate Professor with the Department of Mathematics at Salisbury University in Maryland from 1969 to 1990.  Dr. Suber attended Clemson University in South Carolina earning a B.S. (cum laude) in Physics, a MS in Mathematics and a Ph.D in Mathematics.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

CAN SLIM® Select Growth Fund

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at net asset value (“NAV”).  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.  The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Purchase Shares”) by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s transfer agent, or an authorized financial intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV.  The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures.  If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

HOW TO BUY SHARES
To purchase shares of the Fund, you must make a minimum initial investment as listed in the table below:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Account	$2,500	$100
Retirement Account	$2,000	$100
Automatic Investment Plan	$250	$100

CAN SLIM® Select Growth Fund

You may purchase shares of the Fund by completing an Account Application.  Your order will not be accepted until USBFS has received the completed Account Application.  Account Applications will not be accepted unless they are accompanied by payments in U.S. dollars, drawn on a U.S. financial institution.  The Fund will not accept payment in cash or money orders and cashier’s checks, unless the cashier’s check is in excess of $10,000.  In addition, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares.  The Fund is unable to accept post dated checks, post dated online bill pay checks or any conditional order or payment.  USBFS will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept investments under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund does not issue share certificates.  The Fund reserves the right to reject any investment in whole or in part.  These minimums can be changed or waived by the Adviser at any time.  The Fund reserves the right to reject any purchase order.

If the Fund does not have a reasonable belief of the identity of a shareholder, the Account Application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

If you have questions about how to invest or about how to complete the Account Application, please call an account representative at (800) 558-9105.

PATRIOT Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Mail. Initial Investment.
To purchase the Fund’s shares by mail, complete and sign the enclosed Account Application and mail it along with a check made payable to CAN SLIM® Select Growth Fund for the investment amount.

CAN SLIM® Select Growth Fund

Please send your completed Account Application to the “CAN SLIM Select Growth Fund”:

For Regular Mail Delivery: CAN SLIM® Select Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: CAN SLIM® Select Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Subsequent Investment.  If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the “CAN SLIM® Select Growth Fund” in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Telephone. Subsequent Investment.
If you have completed the “Telephone Purchase Authorization” section of the Account Application, after your initial purchase, you may make additional purchases by telephoning USBFS toll free at (800) 558-9105. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.   If your order is received prior to 4:00 p.m. Eastern time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone may be recorded.  The minimum amount you may transfer is $100.  To receive the daily NAV for your telephone purchase, your order must be placed before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).  Once a telephone transaction has been placed, it cannot be canceled or modified.

By Wire Transfer. Initial Investment.
If you are making your first investment in the Fund, before you wire funds, please contact USBFS by phone to make arrangements with an account representative to submit a completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, USBFS will establish an account for you and an account representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.   Prior to sending the wire, please call USBFS at (800) 558-9105 to advise of your wire and to ensure proper credit upon receipt.  Your bank must include both the name of the Fund you are purchasing, and your name so that the wire can be correctly applied.

Subsequent Investments
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Fund to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Fund and your account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Fund.  Your bank may charge you a fee for sending a wire to the Fund.

CAN SLIM® Select Growth Fund

Your bank should transmit funds by wire to:

U.S. Bank, NA
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to CAN SLIM® Select Growth Fund
[shareholder name and account number]

Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank, N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Payment In-Kind
In certain situations, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition must be consistent with the Fund’s investment objective and otherwise acceptable to the Adviser.  For further information, call the Fund at (800) 558-9105.  If you purchase shares in this manner, you will realize a capital gain or loss for federal income tax purposes on each security tendered.

Purchases Through a Financial Intermediary
You may buy and sell shares of the Fund through certain broker-dealers and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively “Financial Intermediaries”).  When you place your order with a Financial Intermediary, your order is treated as if you had placed it directly with USBFS, and you will pay or receive the NAV next calculated by the Fund.  The Financial Intermediary holds your shares in an omnibus account in the Financial Intermediary’s name, and the Financial Intermediary maintains your individual ownership records.  The Fund may pay the Financial Intermediary for maintaining these records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.  If you transmit your order to these Financial Intermediaries prior to the close of regular trading (generally 4:00 p.m. Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment, you authorize the Fund to withdraw the amount you wish to invest, a minimum of $100, from your personal bank account on a monthly, quarterly or annual basis.  In order to qualify for the reduced initial investment of $250, you must establish an AIP with a minimum monthly investment of $100.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Fund at (800) 558-9105.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying USBFS by telephone or in writing, five days prior to the effective date of the next transaction.  A fee ($25) will be imposed if your AIP transaction is returned.

CAN SLIM® Select Growth Fund

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call (800) 558-9105 for additional information regarding the Fund’s AIP.

HOW TO SELL SHARES
In general, orders to sell or “redeem” shares may be placed either directly with the Fund, USBFS or your Financial Intermediary. You may redeem part or all of the Fund’s shares at the next determined NAV after the Fund receives your order.  To redeem shares directly with the Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.  Redemption requests for retirement plan accounts must be submitted in writing.

By Mail
You may redeem your shares by simply sending a written request to the Fund.  You should state the name of the Fund, account name and number, amount of redemption and where to send the proceeds.  The letter should be signed by all of the shareholders whose names appear on the account registration.  Redemption requests will not become effective until all documents have been received in good form by the Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Send your redemption request to:

For Regular Mail Delivery: CAN SLIM® Select Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight Delivery: CAN SLIM® Select Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
NOTE:  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Telephone and By Wire
You may redeem all or some of your shares by completing the “Redemption by Telephone” portion of the Fund’s Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Fund at (800) 558-9105.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

CAN SLIM® Select Growth Fund

If you request, redemption proceeds can also be wired to your bank account of record, or sent via electronic funds transfer through the ACH network to a pre-determined bank account.  Wire charges, currently $15.00, will be deducted from your redemption proceeds.  There is no charge to have proceeds sent via electronic funds transfer and proceeds are typically available in your bank account in 2-3 business days. Telephone redemptions cannot be made if you notify USBFS of a change of address within 30 days before the redemption request or for redemptions in excess of $100,000.  You may not use the telephone redemption for retirement plan accounts.

Before executing an instruction received by telephone, the Fund and USBFS will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the Fund and USBFS follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify, or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Through a Financial Service Agent
You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV next effective after receipt of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their Financial Intermediary may request that a predetermined amount be sent to them each month, calendar quarter, or annually.  To participate in the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100.  If you elect this method of redemption, the Fund will send you a check, or will send the proceeds to your bank via electronic funds transfer through the ACH network.  If your payment is made via electronic funds transfer, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may also elect to terminate your participation in this program at any time by contacting the Fund sufficiently in advance of the next withdrawal.  There is no charge for this service.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s Account Application.  Please call (800) 558-9105 for additional information regarding the Fund’s SWP.

CAN SLIM® Select Growth Fund

Short-Term Trading and Redemption Fees
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 30 days.  The Fund will use the first-in, first-out (“FIFO”) method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is less than 30-days, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by any shareholder that does not remain in the Fund for a 30-day period from the date of purchase.  The fee is deducted from your proceeds and is retained by the Fund for the benefit of the long-term shareholders.

As of the date of this prospectus, the following shares of the Fund will not be subject to redemption fees:

•	Shares purchased through reinvested distributions (dividends and capital gains);
•	Shares redeemed under the Fund’s systematic programs such as the Systematic Withdrawal Plan or shares purchased under the Automatic Investment Plan;
•	Shares redeemed by retirement plan participants due to:
1.	Death distributions,
2.	Employment termination withdrawals,
3.	Qualified Domestic Relations Order (“QDROs”),
4.	Retirement plan termination or restructuring,
•	Shares redeemed upon death of a shareholder;
•	Shares redeemed by the Fund;
•	Shares redeemed to return an excess contribution in an IRA account.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 30 days, the Fund may not always be able to track short-term trading effected through Financial Intermediary in non-disclosed or omnibus accounts.  While the Fund has entered into Information Sharing Agreements with Financial Intermediaries, as described under “Tools to Combat Frequent Transactions,” which contractually require Financial Intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading affected, through these Financial Intermediaries.  In addition, because the Fund is required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders a 60-day prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

CAN SLIM® Select Growth Fund

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds
Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if USBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 30 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell the Fund’s shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption requests will be sent to the address of record.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Low Balance Accounts
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000 as a result of redemptions a shareholder has made.  The Fund will provide shareholders with a 30-day written notice prior to redeeming the shareholder’s account during which time you may make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

Redemptions In-Kind
The Fund generally will pay sale proceeds in cash.  However, in certain situations that make the payment of cash imprudent (to protect the Fund’s remaining shareholders) the Fund has the right to pay all or a portion of your redemption proceeds in readily marketable securities with a market value equal to the redemption price.  In the unlikely circumstance your shares were redeemed in-kind, you would be responsible to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption, and you would bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Signature Guarantees
USBFS may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

CAN SLIM® Select Growth Fund

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address request has been received by USBFS within the last 30 days;
•	For all redemptions in excess of $100,000; and
•	When establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and/or USBFS may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders.  The Board has adopted a policy regarding excessive trading.  The Fund discourages excessive, short-term trading and other abusive trading practices and takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing under procedures as adopted by the Board when the Adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund further reserves the right to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information.  However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

CAN SLIM® Select Growth Fund

RULE 12B-1 (DISTRIBUTION) PLAN
The Fund has adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Fund to pay distribution fees for the sale and distribution of its shares.  Under the Distribution Plan, the Fund may pay as compensation up to an annual rate of 0.25% of its average daily net assets to the Adviser or other qualified recipient under the Distribution Plan.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES
In addition to paying fees under the Fund’s 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund, including affiliates of the Adviser.  Such payments and compensation are in addition to the Rule 12b-1 fees and service fees paid by the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS, CAPITAL GAINS AND TAXES
The Fund will make annual distributions of dividends and capital gains, if any, at least annually typically at the end of the calendar year.  Because of its investment strategies, the Fund expects that its distributions will primarily consist of capital gains.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

You may choose from three distribution options: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gain distributions in additional Fund shares; or (3) receive all distributions in cash or by ACH.  If you wish to change your distribution option, write to USBFS before the payment date of the distribution.  You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.  If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

CAN SLIM® Select Growth Fund

TAX CONSEQUENCES
The Fund intends to make distributions of ordinary income and capital gains.  In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain.  Dividends are taxable to you as ordinary income.  Fund distributions of its short-term capital gains are taxable to you as ordinary income.  Fund distributions of its long-term capital gains are taxable to you as long-term capital gains regardless of how long you have held your Fund shares.  A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends currently eligible for taxation at long-term capital gain rates for taxable years beginning before January 1, 2011.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year.  Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

CAN SLIM® Select Growth Fund

FINANCIAL HIGHLIGHTS
This table below illustrates the Fund’s financial performance for the periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm.  Their report and the Fund’s financial statements are included in the most recent Annual Report to shareholders.  The financial performance shown below occurred while the Fund was managed by its previous investment adviser.

FINANCIAL HIGHLIGHTS
For a Capital Share Outstanding Throughout each Period
	Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2006*
Net asset value, beginning of year/period	$9.70	$11.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.07)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments	0.28	(1.64)	1.44
Total from investment operations	0.21	(1.74)	1.42
LESS DISTRIBUTIONS
Paid-in capital from redemption fees	0.00**	0.02	0.00**
Net asset value, end of year/period	$9.91	$9.70	$11.42
Total return	2.16%	(15.06%)	14.20%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$24.9	$44.8	$73.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	2.01%	1.81%	2.39%+
After fees waived and expenses absorbed	1.70%	1.70%	1.70%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.83)%	(0.78)%	(1.68)%+
After fees waived and expenses absorbed	(0.52)%	(0.67)%	(0.99)%+
Portfolio turnover rate	226%	493%	118%^

* Fund commenced operations on September 26, 2005.
** Less than $0.01 per share.
+ Annualized.
^ Not annualized.

CAN SLIM® Select Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

This page is not a part of the Prospectus.

CAN SLIM® Select Growth Fund

CAN SLIM® Select Growth Fund
Symbol – CANGX
CUSIP – 742935448

www.northcoastam.com
(800) 558-9105

Investment Advisor
NORTHCOAST ASSET MANAGEMENT, LLC
35 Mason Street
Greenwich, Connecticut 06830
www.northcoastam.com

Custodian
U.S. BANK, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(800) 558-9105

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CAN SLIM® Select Growth Fund

CAN SLIM® Select Growth Fund

You can find more information about the Fund in the following documents which are available free upon request:

Statement of Additional Information (“SAI”)
The Fund’s SAI provides additional detail about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus.  It is legally considered a part of this Prospectus.

Annual and Semi-Annual Reports
You can also find more information about the Fund’s investments in its Annual and Semi-Annual reports to shareholders. The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

For a free copy of these reports and the SAI, to request other information and to discuss your questions about the Fund, go to the Fund’s website at www.northcoastam.com, or contact the Fund at:
CAN SLIM® Select Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 558-9105
www.northcoastam.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C.  20549- 0213 .  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Fund’s website at www.northcoastam.com; or
•	Free of charge from the SEC’s EDGAR database on the Commission’s Internet website at http://www.sec.gov; or
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549- 0213 ; or
•	For a fee, by e-mail request: publicinfo@sec.gov

(The Trust’s SEC Investment Company Act file number is 811-05037)

CAN SLIM® Select Growth Fund

STATEMENT OF ADDITIONAL INFORMATION
September 2, 2008
(As Supplemented September 23, 2008)

CAN SLIM® Select Growth Fund
35 Mason Street
Greenwich, CT 06830
(800) 558-9105

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated September 2 , 2008, as supplemented September 23, 2008,  as may be revised, of the CAN SLIM® Select Growth Fund (the “Fund”), advised by NorthCoast Asset Management, LLC (“NorthCoast” or the “Adviser”), a series of Professionally Managed Portfolios (the “Trust”).  A copy of the Fund’s Prospectus is available on the Fund’s website at www.northcoastam.com or by calling the number listed above.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s Annual Report dated March 31, 2008 as filed with the Securities and Exchange Commission (“SEC”).

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT POLICIES AND RISKS	3
INVESTMENT RESTRICTIONS	17
PORTFOLIO TURNOVER	18
PORTFOLIO HOLDINGS INFORMATION	19
TRUSTEES AND EXECUTIVE OFFICERS	20
PROXY VOTING POLICIES AND PROCEDURES	24
THE FUND’S INVESTMENT ADVISER	26
SERVICE PROVIDERS	27
EXECUTION OF PORTFOLIO TRANSACTIONS	28
CAPITAL STOCK	30
DETERMINATION OF SHARE PRICE	30
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	31
DISTRIBUTIONS AND TAX INFORMATION	33
THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR	35
DISTRIBUTION (RULE 12B-1) PLAN	36
MARKETING AND SUPPORT PAYMENTS	38
FINANCIAL STATEMENTS	38
APPENDIX A	39
APPENDIX B	40

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The SEC is not involved in the supervision or management of the Fund.  The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Fund is diversified (see “Investment Restrictions”).  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified Fund under applicable federal laws.

The following information supplements the discussion of the Fund’s principal investment strategies as set forth in its Prospectus.  The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Equity Securities.  Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small- or medium-capitalization companies, it will be exposed to the risks of smaller sized companies.  Small- and medium- capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, the performance of such securities can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

The Fund may invest in micro-capitalization companies.  Micro-capitalization companies are even smaller and less seasoned than small- or medium-capitalization companies and entail greater risk and volatility, but have more potential for rapid growth.  Micro-capitalization companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole.  In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company.  The securities of micro-capitalization companies, therefore, tend to be more volatile than the securities of larger, more established companies, as well as small- and medium-capitalization companies.  Micro-capitalization company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities.  If the Fund wants to sell a large quantity of a micro-capitalization company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Common Stock.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.  The Fund may invest in convertible securities or similar rights.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock.  However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Warrants.  The Fund may invest in warrants or similar rights.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Foreign Investments and Currencies.  The Fund may invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States.  The Fund may also invest without limit in securities of foreign issuers that are listed and traded on a domestic national securities exchange (see “Forward Currency Contracts,” below).

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.  The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement.  ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures) possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax.  The Fund may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders.  It is not anticipated that the Fund will be eligible to pass through to its shareholders any credit or deduction with respect to foreign taxes paid by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies.  In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Other Investment Companies.  The Fund may invest in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”) (see non-fundamental investment restriction no. 2).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  For more information, please see “Other Investment Companies” above.

Exchange-Traded Funds.  The Fund may also invest in shares of exchange-traded funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value (“NAV”).  Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks know as “creation units” (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Real Estate Investment Trusts.  The Fund may invest up to 5% of its net assets in shares of real estate investment trusts (“REITs”).  REITs are companies that develop, own or finance real estate.  Most specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some specialize in a city or region.  Some finance real estate transactions by making loans or buying mortgages.

Risks Relating to REITs.  REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Equity-Linked Notes.  The Fund may invest up to 5% of its net assets in equity-linked notes (“ELNs”).  Various versions of ELNs include, among many others, Equity Participation Notes, Indexed Notes and Capital Guarantee Notes.  ELNs are hybrid debt securities; that is, they represent both debt and equity combined into one instrument.  ELNs generally have two to five-year maturities and are structured either as convertible into the underlying equity or as nonconvertible.  Investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of a single underlying common stock.  Equity-linked notes and similar linked securities are debt instruments whose return on investment is tied to the equity markets and are typically issued by a company or financial institution.  The return on equity-linked notes may be determined by an index, basket of stocks, or a single stock, and therefore possess the risks associated with those particular stocks.  If the ELN is linked to foreign or non-dollar securities, they will possess those risks associated with foreign investments, including currency fluctuation risk.  Please see “Foreign Investments and Currencies” below.

At maturity, the value of an ELN is usually determined as the lesser of the closing price of underlying stock and the initial ELN issue price, multiplied by a fixed or variable participation percentage.  Because the company or financial institution issuing the ELN is essentially borrowing money from the purchase, investments in ELNs are subject to counterparty risk.  Counterparty risk is the risk that the issuer of the ELN may fail to pay the full amount due at maturity or redemption.  The Fund may also have difficulty disposing of ELNs because there may be certain restrictions on redemptions and there may be no readily available market or only a thin trading market in such securities, and are generally consider illiquid securities.  As such, ELNs will generally be included in the calculation of the Fund’s 15% limitation on illiquid securities.

Options and Futures Strategies.

Limitations on Use.  The Fund will limit its investment in each type of derivative instrument in the following section to 5% of net assets.  The Fund does not consider investments in derivative securities to be a principal investment strategy of the Fund.  The Fund will not invest more than 10% of its total assets in derivative securities.

The Fund may invest in options on equities, debt and stock indices (collectively, “options”).  The Fund may also invest in futures contracts and options on futures contracts (collectively, “futures”).  The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Fund will not invest in futures for speculative purposes.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  “See Dividends and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to the following:

(1)           Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations regarding the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the options or futures contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular Financial Instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options on Securities and Securities Indices.  The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated.  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.  The Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated.  The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges.  Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest.  A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  A covered call option serves as a partial hedge against a price decline of the underlying security.  However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security.  In addition, the Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price.  The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise.  In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.  The Fund may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when the Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following:  (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures.

The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices.  Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return.  No price is paid upon entering into futures contracts.  Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”).  The margin is in the nature of performance bond or good-faith deposit on a futures contract.  Futures and options on futures are taxable instruments.

Swap Contracts

Types of Swaps.  Swaps are a specific type of over-the-counter (“OTC”) derivative involving privately negotiated agreements with a trading counterparty.  The Fund may use the following types of securities:  (i) long equity swap contracts - where the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) short equity swap contacts - where the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) contracts for differences - equity swaps that contain both a long and short equity component.

Uses.  The Fund may use swaps for (i) traditional hedging purposes – short equity swap contracts used to hedge against an equity risk already present in the Fund; (ii) anticipatory purchase hedging purposes – where the Fund anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes – where the Fund expects significant demand for redemptions and enters into short equity swap contracts to allow it to dispose of securities in a more orderly fashion (iv) direct investment – where the Fund purchases (particularly long equity swap contracts) in place of investing directly in securities; (v) risk management – where the Fund uses equity swap contracts to adjust the weight of the Fund to a level the Adviser feels is the optimal exposure to individual markets, sectors and equities.

Limitations on Use.  There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of the Fund.

Risks Related to Swaps.  Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices.  The Fund can use swaps for many purposes, including hedging and investment gain.  The Fund may also use swaps as a way to efficiently adjust its exposure to various securities, markets, and currencies without having to actually sell current assets and purchase different ones.  The use of swaps involves risks different from, or greater than the risks associated with investing directly in securities and other more traditional investments.

Swaps are subject to a number of risks, including management risk, liquidity risk and the credit risk of the counterparty to the swaps contract.  Since their value is calculated and derived from the value of other assets instruments or references, there is greater risk that the swap contract will be improperly valued.  Valuation, although based on current market pricing data, is typically done by the counterparty to the swap contract.  Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track.  Also suitable swaps transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  If the counterparty to the swap contract does not make timely principal interest or settle payments when due, or otherwise fulfill its obligations, the Fund could lose money on its investment.  Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them.  The Fund is subject to liquidity risk, particularly with respect to the use of swaps.

Management Risk.  As noted above, the Adviser may also fail to use swaps effectively.  For example, the Adviser may choose to hedge or not to hedge at inopportune times.  This will adversely affect the Fund’s performance.

Forward Currency Contracts.  The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Repurchase Agreements.  The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Borrowing.  The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33 1/3% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities.  The Fund may not invest more than 15% of the value of its net assets in securities that are illiquid.  The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities.  The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund may also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

When-Issued Securities.  The Fund may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the when-issued securities may be more or less than the purchase price.  The Fund does not believe that its NAV or income will be adversely affected by its purchase of securities on a when-issued basis.  The Fund will segregate liquid securities equal in value to commitments for when-issued securities.

Short Sales.  The Fund is authorized to make short sales of securities.  In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).

Short-Term Investments.  The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in the Appendix.

Government Obligations.  The Fund may make short-term investments in U.S. government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”).  Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury.

Agency Obligations.  The Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund is diversified.  This means that as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer. In addition, as a matter of fundamental policy, the Fund may not:

1.      Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b)  through the lending of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.      (a) Borrow money, except from banks.  Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

 (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.

3.      Purchase securities on margin, participate in a joint or joint and several basis in any securities trading account, or underwrite securities.  (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4.      Purchase real estate, commodities or commodity contracts (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5.      Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry.  (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

6.      Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7.      With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the voting securities of such issuer.  (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

The Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote.  The Fund may not:

1.      Invest in any issuer for purposes of exercising control or management.

2.      Invest in securities of other investment companies except as permitted under the 1940 Act.

3.      Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4.      With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectuses or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

The Fund will not make any change in its investment policy of investing at least 80% of its net assets in cash and cash equivalents and securities listed as indicated by the CAN SLIM® Select Universe without first changing the Fund’s name and providing the Fund’s shareholders with at least a 60-day prior notice.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  (See “Execution of Portfolio Transactions.”)

For the fiscal year ended March 31, 2008, the Fund’s portfolio turnover was 226%.  The significant decrease in portfolio turnover between 2007 and 2008 was due to the Fund holding larger cash positions for longer periods during 2008.  For the fiscal year ended March 31, 2007, the Fund’s portfolio turnover was 493%.  The Fund’s significant turnover for the fiscal year ended March 31, 2007 was the result of asset deterioration due to portfolio performance.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund.  The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Adviser’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”).  The Adviser and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, distributor or any other affiliated person of the Fund.  After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund discloses its calendar quarter-end portfolio holdings on its website at www.northcoastam.com within 10 business days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until next updated by required regulatory filings with the SEC.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website.  In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information:  the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Trustee; Allegiant Funds.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	Not Applicable.	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.
Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC. (2000-2003).
			Not Applicable.	Not Applicable.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.
Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007), formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).
			Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Trust Committees

The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations for consideration by shareholders by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee did not meet during the Fund’s last fiscal year with respect to the Fund.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting.  The Audit Committee met once with respect to the Fund during the Fund’s last fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The QLCC did not meet during the Fund’s last fiscal year with respect to the Fund.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.  The Valuation Committee did not meet with respect to the Fund during its last fiscal year.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2007.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	None	$50,001-$100,000
Wallace L. Cook	None	$100,001 - $500,000
Carl A. Froebel	None	$50,001-$100,000
Steven J. Paggioli	None	$50,001-$100,000

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.  Accordingly, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Fund’s principal underwriter or any of its affiliates.

Compensation

Independent Trustees each receive an annual retainer of $40,000 allocated among each of the various portfolios comprising the Trust.  The Chairman of the Board receives an additional annual retainer of $8,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the rate of compensation received by the following Independent Trustees from each Fund for the fiscal year ended March 31, 2008.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Trustee	$1,117	None	None	$1,117
Wallace L. Cook, Trustee	$931	None	None	$931
Carl A. Froebel, Trustee	$931	None	None	$931
Steve J. Paggioli, Trustee	$931	None	None	$931
Rowley W.P. Redington, Trustee(2)	None	$698	None	$698
(1)
There are currently numerous unaffiliated portfolios comprising the Trust.  The term “Fund Complex” applies only to the Fund.  For the fiscal year ended March 31, 2008, trustees’ fees and expenses in the amount of $198,000 were incurred by the Trust.

(2)
As of January 1, 2007, Mr. Redington is no longer a Trustee of the Trust; however, per an agreement with the Trust, Mr. Redington will receive retirement fees from each Fund for two years from the date of his departure.

The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted proxy voting policies which delegate to the Adviser the responsibility to vote proxies relating to portfolio securities held by each Fund.  As a fiduciary with respect to that responsibility, the Adviser will vote all proxies for portfolio securities in a manner considered to be in the best interests of the Funds and the Adviser’s other clients.  The Adviser has adopted policies and procedures that describe the manner in which the Adviser handles, researches, votes and maintains reports on proxy voting.  The Adviser has retained Institutional Shareholder Services (“ISS”) to provide legal oversight, in-depth analysis, and recommendations on all proxy matters.  ISS is nationally recognized as one of the leading independent providers of corporate governance information.

The Adviser uses the voting guidelines set forth in ISS Policies and Procedures.  As a general principle, the Adviser’s proxy voting policy is designed to ensure that the Adviser is voting in the best interests of the Funds and their shareholders in terms of the potential economic return on each Fund’s investment.  In addition, this policy and the ISS guidelines are based on the premise that good corporate governance ultimately results in increased shareholder value.  In determining the vote on a given proposal, the Adviser will not consider any benefit to the Adviser or its clients other than the benefits to the owner of the securities to be voted.

As a general practice, and subject to case by case considerations, proposals that are designed to either dissuade or preclude the acquisition or merger of a company have the effect of diluting the value of the existing shares outstanding, or reduce the power of shareholders over company actions will be rejected.  The Adviser will usually vote for proposals relating to the general election of directors or auditors (absent questions of independence or contested elections), committee responsibilities, debt limits, indemnification, meeting dates or times, company names, and other routine matters.  The Adviser will also usually vote for management sponsored compensation plans if they are consistent with business practices.  Proposals that dilute shareholder interests, provide excessive awards, establish poison pills, require supermajority voting or have other objectionable features will generally be rejected.  The Adviser and ISS review, on a case by case basis, proposals relating to business transactions, such as mergers, acquisitions, reorganizations, etc.

The Adviser has adopted the procedures to assist in the review of proxies, the voting of those proxies in accordance with firm policy and the maintenance of voting records.  The Adviser uses ISS to implement its proxy voting process and to provide proxy voting analysis and record keeping services. The Adviser has reviewed and approved the ISS guidelines on how ISS votes on particular proposals. In addition, the Adviser’s investment personnel are generally aware of the proposals that are being submitted to shareholders of the companies invested in by the Adviser.  ISS shall vote the received proxies in accordance with its guidelines, unless other instructions are given to ISS by the Adviser to vote a different way.  A summary of the voting records of ISS are reviewed by the Adviser’s compliance officer and chief investment officer.  The Adviser’s policy is attached as Appendix B.

The Trust is required to file Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  Form N-PX for the Fund is available without charge, upon request, by calling toll-free (800) 558-9105 and on the SEC’s website at www.sec.gov.

Control Persons, Principal Shareholders and Management Ownership

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of June 30, 2008 the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94101	14.51%	Record
Ameritrade Inc. FBO of its Customers P.O. Box 2226 Omaha, NE 68103-2226	9.41%	Record

As of June 30, 2008, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

THE FUND’S INVESTMENT ADVISER

Until May 19, 2008, Duncan-Hurst Capital Management, L.P. (“Duncan-Hurst”) served as investment adviser to the Fund under a prior investment advisory agreement (the “Prior Advisory Agreement”).  As compensation, the Fund paid Duncan Hurst a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%.  For the fiscal years ended March 31, Duncan-Hurst received the following advisory fees:

Advisory Fees Paid to Duncan-Hurst
	2008	2007	September 26, 2005 – March 31, 2006
Fees Accrued	$342,983	$722,524	$151,430
Fees Waived	$107,614	$76,809	$104,389
Net Advisory Fee Paid	$235,369	$654,715	$47,041

Effective May 19, 2008, NorthCoast began serving as investment adviser to the Fund pursuant to an interim investment advisory agreement with the Trust.  In September 2008, Fund shareholders approved a final investment advisory agreement (the “Advisory Agreement”) between NorthCoast and the Trust.  The Adviser is controlled by Paul E. Dean and Daniel J. Kraninger.  As compensation, the Fund pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%.

After its initial two year term, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than a 60-day, nor less than a 30-day, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on not more than a 60-day, nor less than 30-day, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Adviser has contractually agreed to reduce fees and/or to pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for shares of the Fund to 1.70% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least a two-year period and may continue thereafter for an indefinite period, as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.  The Adviser, Duncan-Hurst, and any other potentially interested parties have waived all rights to any recoupment of expenses paid or advisory fees waived for the Fund prior to May 19, 2008.

Portfolio Managers

The Fund is managed by Harry H. Suber, J. Richard Semels, Daniel Kraninger and Brentin C. Elam.  The following provides information regarding other accounts managed by the portfolio managers as of May 30, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$13.8	1	$13.8
Other Accounts	822	$201	45	$16.1

Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise.  The Adviser may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund.  The Adviser will have no obligation to purchase or sell for the Fund, or to recommend for purchased or sale by the Fund, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  Where the Adviser buys or sells the same security for two or more clients, we may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

As of May 30, 2008, no Portfolio Manager beneficially owned shares of the Fund.

SERVICE PROVIDERS

Administrator, Transfer Agent, Fund Accountant and Chief Compliance Officer

Pursuant to an administration agreement, (the “Administration Agreement”) U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Fund.  USBFS provides  certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Fund a fee based on the Fund’s current average daily net assets 0.20% on assets up to $75 million, 0.15% on the next $75 million, 0.10% on $150 to $200 million and 0.05% on the remaining assets, with a minimum annual fee of $35,000.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  Additionally, USBFS provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost for the Chief Compliance Officer services is allocated to the Funds by the Board of Trustees.

For the fiscal periods shown below the Fund paid USBFS the following:

Fee Paid
Year Ended March 31, 2008	$68,607
Year Ended March 31, 2007	$141,984
September 26, 2005 - March 31, 2006	$33,916

Custodian

U.S. Bank, National Association, is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York, 10022, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.

While it is the Adviser’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  Additionally, in accordance with procedures adopted by the Trust, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Generally, investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such other accounts.  In such event, the position of the Fund and such other accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of such other accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such other accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such other accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

For the fiscal periods shown below, the Fund paid aggregate brokerage commissions as follows:

Aggregate Brokerage Commissions
March 31, 2008	$148,758*
March 31, 2007	$782,115
September 26, 2005 – March 31, 2006	$188,360
*	The significant decrease in aggregate brokerage commissions between 2007 and 2008 was due to the Fund holding larger cash positions for longer periods during 2008.

Of such amount, the following was paid to firms for research, statistical or other services provided to the Adviser:

March 31, 2008	$118,400
March 31, 2007	$404,622
September 26, 2005 – March 31, 2006	$63,612

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution.  The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund.

The securities in the Fund’s portfolio, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares

You may purchase shares of the Fund from certain broker-dealers and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of the Fund’s shares is its NAV.  Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Fund’s Prospectus.  In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments and the redemption fee for certain fiduciary and retirement plan accounts, for employees of the Adviser or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

Automatic Investment Plan

As discussed in the Prospectus, the Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis.  All record keeping and custodial costs of the AIP are paid by the Fund.  The market value of the Fund’s shares is subject to fluctuation.  Prior to participating in the AIP, an investor should note that the AIP does not assure a profit nor does it protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading.  Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Fund’s Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from a person claiming to be the shareholder, the Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other accounts holders.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone.  In this event, you may wish to submit a written redemption request, as described in the Prospectus.  The telephone redemption privilege may be modified or terminated without notice.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to shareholders, subject to certain loss limitation rules.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus.  Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund has elected to qualify and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not  be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.  To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.  It is not anticipated that the Fund will be eligible to pass through to its shareholders any credit or deduction with respect to foreign taxes paid by the Fund.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates for taxable years beginning before January 1, 2011 to the extent the Fund designates the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend.  The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for their taxable year.  In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income for individual shareholders and for the dividends-received deduction for corporate shareholders.  However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Fund that such backup withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on Fund distributions.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Fund.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Fund and Quasar has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DISTRIBUTION (RULE 12B-1) PLAN

As noted in the Fund’s prospectus, the Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 promulgated pursuant to the 1940 Act (the “Distribution Plan”).  Under the Distribution Plan, the Fund pays a fee for distribution services (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily NAV.  The Distribution Plan provides that the Fund may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of its shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Fund may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, license fees for the use of  the CAN SLIM® Select name, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The “CAN SLIM® Select” mark has been licensed to the Adviser by Investor’s Business Daily, Inc. (“IBD®”) for use in connection with the Fund pursuant to a License Agreement (the “License Agreement”).  The Adviser, in turn, has sublicensed to the Fund its rights to use the mark pursuant to a Sublicense Agreement (the “Sublicense Agreement”).  Under the Sublicense Agreement, the Fund has agreed to pay all fees payable by the Fund under the Distribution Plan in exchange for the sublicense of the mark and certain advertising services to be provided by IBD® under the License Agreement.  The Sublicense Agreement terminates, among other events, upon termination of the License Agreement.  The initial term of the License Agreement is effective until May 20, 2012 and the License Agreement is automatically renewed for successive four-year renewal terms, unless terminated at the end of any initial or renewal term by either party upon 90 days’ written notice prior to the expiration of such term, or unless earlier terminated by either party under certain other circumstances pursuant to the provisions of the License Agreement.  In the event the License Agreement or the Sublicense Agreement is terminated, the Fund generally must cease further use of the mark and association of the Fund with the mark.  If the Fund can no longer use the mark, the Fund may be unable to pursue its investment strategy.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose.  It is also required that the Trustees who are not “interested persons” of the Fund, select and nominate all other Trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.  The Fund is entitled to exclusive voting rights with respect to matters concerning the Distribution Plan as it relates to such Fund.

The Distribution Plan requires that the Fund provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Board is also required to be furnished with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Distribution Plan should be continued.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides the Fund the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services).  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the Fund’s Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for its employees.  In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund exceed the distribution fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal year ended March 31, 2008.

12b-1 fees incurred
$85,746

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
$38,419	$4,000	$0	$0	$0	$43,327

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

As of March 31, 2008 the Adviser did not provide additional cash payments or other compensation to any financial intermediaries.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2008 is a separate document and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX B

NORTHCOAST ASSET MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES

NorthCoast Asset Management LLC (“NCAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in investment advisory client accounts (the “Policy”).  The Policy is designed by NCAM to comply with its legal, fiduciary and contractual obligations where NCAM has the authority to vote such proxies.  It is the policy of NCAM to vote all proxies on securities held in investment advisory client accounts over which NCAM has voting authority (the “Proxies”) in the best economic interest of its clients.

RESPONSIBILITY

NCAM has established a Proxy Committee consisting of 3 members of NCAM who collectively have a broad range of experience in the financial services industry.  Currently, the Committee consists of Paul Dean (Chairman of NCAM), Rick Semels (CEO) and Dan Kraninger (President).  The Proxy Committee has responsibility for determining NCAM’s voting procedures, exceptions to the procedures and how NCAM will vote Proxies in accordance with these procedures.  The responsibility for monitoring the Policy and the practices, disclosures and recordkeeping relating to NCAM’s Proxy voting will be coordinated through NCAM’s chief compliance officer.

PROCEDURES

NCAM has established various procedures related to Proxy voting to implement the Policy set forth herein.  The Policy and procedures may be amended or updated as appropriate.

Determining Proxy Responsibility.   At the opening of each investment advisory client relationship, proxy voting responsibility, including any applicable regulatory requirements, will be determined, and any client proxy policies and/or guidelines regarding proxy voting will be ascertained.  NCAM’s investment management agreements typically specify that NCAM will assume proxy voting authority, unless a client retains such authority.

Voting and Voting Guidelines.  NCAM has retained the services of Institutional Shareholder Services (“ISS”), an independent proxy-voting service provider, to provide research, recommendations and other proxy voting services for client Proxies.  Absent a determination by NCAM to override ISS’s guidelines and/or recommendations (see below), NCAM will vote all client Proxies in accordance with ISS guidelines and recommendations.  NCAM has also retained ISS for its turn-key voting agent service to administer its Proxy voting operation.  As such, ISS is responsible for submitting all Proxies in a timely manner and for maintaining appropriate records of Proxy votes.  NCAM may hire other services providers or replace or supplement ISS with respect to any of the services it currently receives from ISS.

ISS maintains Proxy Voting Guidelines (the “Guidelines”) that address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive compensation, reorganizations, mergers and various shareholder proposals.  A summary of the Guidelines as of the date stated thereon is attached as Appendix A.   These Guidelines may be amended from time to time.

Overrides.  While it is NCAM’s policy generally to follow the Guidelines and recommendations from ISS, NCAM retains the authority to adopt guidelines from time to time that differ from the Guidelines.  In addition, NCAM retains the authority on any particular Proxy vote to vote differently from the Guidelines or a related ISS recommendation.  Such authority may be exercised only by the Proxy Committee.  With respect to changing any voting guidelines from the ISS Guidelines, the Proxy Committee will consider the reasons for changing the guidelines and will create and maintain a written record reflecting its reasons for adopting the changed guidelines.  With respect to any ISS Proxy recommendation that is proposed to be overridden by the Proxy Committee, the Proxy Committee shall (i) consider the reasons for voting in a manner different from the ISS recommendation; (ii) consider whether there is a material conflict of interest between NCAM and its advisory clients that would make it inappropriate for the Proxy Committee to vote in a manner different from the ISS recommendations; (iii) exercise its judgment to vote the Proxy in the best economic interests of NCAM’s investment advisory clients; and (iv) create and maintain a written record reflecting the basis for its judgment as to such Proxy vote.  In the event that any member of the Proxy Committee has any material pecuniary interest (direct or indirect) in a Proxy matter that is separate and distinct from that of a shareholder of the Proxy issuer, then the member shall recuse himself from the Proxy Committee’s deliberations regarding that matter.

The Proxy Committee may, with respect to any particular proxy matter under consideration, solicit and/or receive input from any employee of NCAM, so long as neither the individual nor his department have a material interest in the outcome of the proxy matter under consideration that would potentially conflict with the economic interests of NCAM’s advisory clients.

Conflicts of Interest.   From time to time, situations may arise that create or give rise to the appearance of a conflict of interest between NCAM and its clients.  NCAM has implemented procedures designed to prevent conflicts of interest from influencing its Proxy voting decisions.  These procedures include information barriers (if need be) and, most significantly, the use of an independent third party (currently ISS) to assist in the Proxy voting process.

Recordkeeping.  NCAM shall maintain relevant records, in paper or electronic format, through EDGAR or ISS, including Proxy statements, related research materials, Proxy ballots and votes, on an issue and client basis.  NCAM shall also maintain a copy of any written client request for Proxy voting information regarding investment advisory client securities and any written responses thereto.

Periodic Review.  The Proxy Committee shall periodically review the Policy and the Proxy voting services provided by any third party for purposes of evaluating the effectiveness and overall quality of the Policy and the Proxy services.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors
•	Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•	Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
•	Vote AGAINST proposals to eliminate cumulative voting.
•	Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
•
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•	Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests
Voting for Director Nominees in Contested Elections
•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
•	Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills
•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings
•	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals
•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure
Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
•	Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o	It is intended for financing purposes with minimal or no dilution to current shareholders
o	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation
•
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

•	Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o Historic trading patterns
o Rationale for the repricing
o Value-for-value exchange
o Option vesting
o Term of the option
o Exercise price
o Participation

Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is ten percent or less.
•	Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues
•	These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•	In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.